UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INFINITY PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY STATEMENT SUPPLEMENT

INFINITY PHARMACEUTICALS, INC.

NOTICE OF CHANGE OF LOCATION

OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2020

This Supplement relates to the Proxy Statement of Infinity Pharmaceuticals, Inc. (the “Company”), dated April 27, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

Change in Location of Annual Meeting

Due to the public health impact of the novel coronavirus (COVID-19) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, the location of the Annual Meeting, to be held on June 17, 2020 at 8:30 a.m. local time, has been changed. The Annual Meeting will be held over the internet in a virtual meeting format, via live webcast. You will be able to attend the Annual Meeting only via the webcast.

The time and date of the Annual Meeting have not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in this Supplement.

A copy of the press release issued by the Company to announce the virtual meeting is attached.

Additional Information

There is no change to the proposals to be presented to the Company’s stockholders for consideration at the Annual Meeting. A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the change in the location of the meeting to a virtual meeting, is attached.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

If you have any questions about the Proxy Statement, this Supplement or the Annual Meeting, or if you need assistance with voting procedures, including casting or changing your vote, you should contact Julia Foster, Assistant General Counsel, at Julia.Foster@infi.com.

June 4, 2020

Infinity Pharmaceuticals to Host a Virtual-Only 2020 Annual Meeting of Stockholders

– The date and time of the 2020 Annual Meeting remain 8:30 a.m. ET on June 17, 2020 –

– To participate in the virtual meeting, stockholders must register by 11:59 ET on June 15, 2020 –

CAMBRIDGE, Mass., June 4, 2020 /Business Wire/ — Infinity Pharmaceuticals, Inc. (the “Company”) (NASDAQ: INFI) today announced that, due to the public health impact of the novel coronavirus (COVID-19) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of its stockholders, employees and communities, the Company has changed the format of its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be a virtual-only meeting. The Annual Meeting will be held at 8:30 a.m. ET on June 17, 2020, as previously disclosed in the Company’s proxy material, but will be held via live audio webcast. Stockholders will be able to participate in the Annual Meeting only via the webcast.

Advance Registration

As described in the proxy materials for the Annual Meeting previously distributed, stockholders are entitled to attend and vote at the Annual Meeting if they were a stockholder at the close of business on the record date, April 20, 2020, or hold a legal proxy for the meeting provided by the stockholder’s bank or brokerage firm as of such record date. To attend and participate in the Annual Meeting, stockholders must register at https://viewproxy.com/infi/2020/ (the “Meeting Registration Website”) prior to 11:59 p.m. ET on June 15, 2020. To register, shareholders must provide their contact information and the control number found on their proxy card, voting instruction form, or the notice that was previously received. Upon completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting. Stockholders may submit questions at registration or during the Annual Meeting through the virtual meeting platform. Those stockholders without a control number may attend as guests of the meeting but will not have the option to vote during the virtual meeting. A list of registered stockholders will also be available to record holders during the Annual Meeting. For additional information regarding how stockholders may attend, participate in and/or vote at the Annual Meeting, please refer to the Company’s additional proxy material filed today with the U.S. Securities and Exchange Commission, which can also be accessed on the Company’s website at www.infi.com.

Technical Support

Eligible participants who have difficulty accessing the Meeting Registration Website or the virtual meeting may reach out to the technical support at virtualmeeting@viewproxy.com or call 1-866-612-8937.

Voting in Advance

Stockholders of record may vote prior to the meeting by the following means if received prior to 11:59 p.m. on June 16, 2020:

1.	By internet at www.proxyvote.com;

2.	By telephone using a touch-tone telephone at 1-800-690-6903; or

3.	By marking, signing and dating the proxy card and returning it in the postage-paid envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Please note that the proxy card included with previously distributed proxy materials will not be updated to reflect the change from an in-person meeting to a virtual-only meeting and may be used to vote shares in connection with the Annual Meeting. Whether or not stockholders plan to attend the virtual-only annual meeting, the Company urges stockholders to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Stockholders who have previously registered to attend and participate at the Meeting Registration Website may also vote online during the Annual Meeting by following the instructions available on the annual meeting website.

About Infinity and IPI-549

Infinity is an innovative biopharmaceutical company dedicated to advancing novel medicines for people with cancer. Infinity is advancing IPI-549, a first-in-class, oral immuno-oncology development candidate that selectively inhibits PI3K-gamma, in multiple clinical studies. Infinity’s study MARIO-275 is a global, randomized, controlled combination study of IPI-549 combined with Opdivo® in I/O naïve urothelial cancer. MARIO-3 is the first IPI-549 combination study in front-line advanced cancer patients and is evaluating IPI-549 in combination with Tecentriq® and Abraxane® in front-line triple-negative breast cancer, or TNBC, and in combination with Tecentriq and Avastin® in front-line renal cell carcinoma. In collaboration with Arcus Biosciences, Infinity is evaluating a checkpoint inhibitor-free, novel combination regimen of IPI-549 plus AB928 (dual adenosine receptor antagonist) plus Doxil® in advanced TNBC patients. In 2019, Infinity completed enrollment in MARIO-1, a Phase 1/1b study evaluating IPI-549 as a monotherapy and in combination with Opdivo (nivolumab) in patients with advanced solid tumors, including patients refractory to checkpoint inhibitor therapy. With these studies Infinity is evaluating IPI-549 in the anti-PD-1 refractory, I/O-naïve, and front-line settings. For more information on Infinity, please refer to Infinity’s website at www.infi.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding the therapeutic potential of IPI-549, and the company’s ability to execute on its strategic plans. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that IPI-549 will successfully complete necessary preclinical and clinical development phases. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this press release could also be affected by risks and uncertainties relating to a number of other factors, including the following: the cost, timing and results of clinical trials and other development activities that may be delayed or disrupted by the COVID-19 pandemic or otherwise; the content and timing of decisions made by the U.S. FDA and other regulatory authorities; Infinity’s ability to obtain and maintain requisite regulatory approvals; unplanned cash requirements and expenditures; development of agents by Infinity’s competitors for diseases in which Infinity is currently developing or intends to develop IPI-549; and Infinity’s ability to obtain, maintain and enforce patent and other intellectual property protection for IPI-549. These and other risks which may impact management’s expectations are described in greater detail under the caption “Risk Factors” included in Infinity’s annual report and quarterly reports filed with the Securities and Exchange Commission (SEC), and in other filings that Infinity makes with the SEC, available through the company’s website at www.infi.com. Any forward-looking statements contained in this press release speak only as of the date hereof, and Infinity does not undertake and expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Opdivo® is a registered trademark of Bristol-Myers Squibb.

Tecentriq® and Avastin® are registered trademarks of Roche.

Abraxane® is a registered trademark of Celgene.

Doxil® is a registered trademark of Janssen Products.

Contact

Ashley Robinson

LifeSci Advisors, LLC

617-775-5956

arr@lifesciadvisors.com

INFINITY PHARMACEUTICALS, INC.

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 17, 2020

To Our Stockholders:

We invite you to our 2020 annual meeting of stockholders, which will now be held over the Internet in a virtual meeting format, via live webcast.

At the meeting, stockholders will consider and vote upon the following matters:

1.	the election of seven directors to serve for a one-year term expiring at the 2021 annual meeting of stockholders;

2.	an advisory vote on the approval of the compensation of our named executive officers;

3.	the approval of an amendment to our Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000;

4.	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

5.	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in and vote at the Annual Meeting if you were a stockholder at the close of business on April 20, 2020, the record date, or hold a legal proxy for the meeting provided by your bank or brokerage firm as of such record date. To attend and participate in the Annual Meeting, stockholders must register at https://viewproxy.com/infi/2020/ (the “Meeting Registration Website”) prior to 11:59 p.m. ET on June 15, 2020. To register, shareholders must provide their contact information and the control number found on their proxy card, voting instruction form, or the notice that was previously received. Upon completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting. Stockholders may submit questions at the time of registration or during the Annual Meeting through the virtual meeting platform. Those without a control number may attend as guests of the meeting, but will not have the option to vote during the virtual meeting. A list of registered stockholders will also be available to record holders during the Annual Meeting.

We hope that you will attend the annual meeting virtually. Whether or not you plan to attend the virtual annual meeting, we urge you to vote your shares over the Internet or by telephone, or to complete, date, sign and return your proxy card. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation is appreciated. Stockholders who attend the virtual meeting may vote their stock online at the virtual Annual Meeting, even if they have previously submitted their proxies.

By Order of the Board of Directors,

Seth A. Tasker

Senior Vice President, Chief Business Officer, and Secretary

Cambridge, Massachusetts

June 4, 2020